UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54273	27-0617340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

On March 21, 2013, following a competitive process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of Summit Hotel Properties, Inc. (the “Company”), the Audit Committee approved the dismissal of KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Company and Summit Hotel OP, LP (the “Operating Partnership”), effective as of March 25, 2013.

The audit reports of KPMG on the consolidated financial statements of the Company and the Operating Partnership as of December 31, 2012 and 2011 and for the year ended December 31, 2012  and for the period from February 14, 2011 (commencement of operations) through December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2012 and for the period from February 14, 2011 (commencement of operations) through December 31, 2011 and the subsequent interim period through March 21, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between either the Company or the Operating Partnership and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

On March 24, 2013, the Company and the Operating Partnership provided KPMG with a draft of this Form 8-K and requested that KPMG provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG’s letter, dated March 27, 2013, is filed as Exhibit 16.1 to this Form 8-K.

On March 21, 2013, the Audit Committee approved the appointment of Ernst & Young LLP (“E&Y”) to serve as the Company’s and the Operating Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  Prior to the appointment, the Company engaged E&Y on February 7, 2013 to audit the combined balance sheets of the TVG Portfolio of Hotels as of December 31, 2012 and 2011, and the related combined statements of operations, owners’ deficit in hotels and cash flows for each of the three years ended December 31, 2012.  During the fiscal year ended December 31, 2012 and for the period from February 14, 2011 (commencement of operations) through December 31, 2011 and the subsequent interim period through March 21, 2013, the Company and the Operating Partnership have not consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Operating Partnership’s consolidated financial statements, and no written report or oral advice was provided to the Company or the Operating Partnership by E&Y that was an important factor considered by the Company or the Operating Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01.                                        Other Events.

On March 21, 2013, the Company’s Board of Directors adopted a policy on voting regarding directors.  A copy of the policy adopted by the Board of Directors is filed as Exhibit 99.1 to this Form 8-K. and incorporated herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 27, 2013, regarding change in independent registered public accounting firm.

99.1	Policy Regarding Voting for Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)
	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 27, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)
	By:	SUMMIT HOTEL GP, LLC, its General Partner
	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 27, 2013		Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 27, 2013, regarding change in independent registered public accounting firm.

99.1	Policy Regarding Voting for Directors.